Exhibit 10.1

Execution Version

SECOND AMENDMENT

TO

CREDIT AGREEMENT

dated as of

June 21, 2012

among

DRESSER RAND GROUP INC.,

as Domestic Borrower,

D-R HOLDINGS (France) S.A.S.,

as French Borrower,

THE LENDERS PARTY HERETO,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

and

J.P. MORGAN EUROPE LIMITED,

as European Administrative Agent

SECOND AMENDMENT CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of June 21, 2012, is among DRESSER RAND GROUP INC., a Delaware corporation (the “Domestic Borrower”); D-R HOLDINGS (France) S.A.S., a corporation organized under the laws of France (the “French Borrower”); JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

The Domestic Borrower, the French Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of March 15, 2011, as amended by that First Amendment to Credit Agreement dated as of May 11, 2011 (as so amended, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Domestic Borrower and the French Borrower; and

The Domestic Borrower and the French Borrower have requested, and the Administrative Agent and the Lenders are willing, to amend certain provisions of the Credit Agreement as more fully provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections and Articles in this Second Amendment refer to Sections and Articles of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendment to Cover Page. The cover page to the Credit Agreement shall be and it hereby is amended and restated in its entirety and replaced with Annex A attached hereto.

2.2 Amendment to Preamble. The preamble to the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

“CREDIT AGREEMENT dated as of March 15, 2011 (this “Agreement”), is among DRESSER-RAND GROUP INC., a Delaware corporation (the “Domestic Borrower”), D-R HOLDINGS (France) S.A.S., a corporation organized under the laws of France (the “French Borrower”), GRUPO GUASCOR, S.L., a sociedad limitada organized under the laws of Spain (the “Spanish Borrower”), any Additional Foreign Borrower (as hereinafter defined) that becomes a Borrower (as hereinafter defined) pursuant to the terms thereof, the LENDERS party hereto from time to time, JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with any successor administrative agent appointed pursuant to the provisions of Article VIII, the “Administrative Agent”) and as collateral agent (in such capacity, together with any successor collateral agent appointed pursuant to the provisions of Article VIII, the “Collateral Agent”) for the Lenders, J.P. MORGAN EUROPE LIMITED, as European administrative agent (in such capacity, the “European Administrative Agent”) and BANK OF AMERICA, N.A., COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCH, DNB BANK ASA, GRAND CAYMAN BRANCH, SOVEREIGN BANK and WELLS FARGO BANK, N.A., each as co-syndication agent (in such capacity, the “Co-Syndication Agents”).”

2.3 Amendment to Recitals. The Recitals shall be and hereby are amended by adding the following paragraph after the first paragraph thereto:

“WHEREAS, the Borrowers have requested the Lenders to extend credit in the form of Euro Revolving Facility Loans at any time and from time to time prior to the Maturity Date, in an aggregate principal amount at any time outstanding not in excess of €50.0 million;”

2.4 Amendments to Section 1.01.

(a) Section 1.01 of the Credit Agreement shall be and it hereby is amended by deleting the following definitions and replacing such definitions in their entirety with the following:

““Commitments” shall mean (a) with respect to any Lender, such Lender’s Revolving Facility Commitment, Euro Revolving Facility Commitment, Term Facility Commitment and Delayed Draw Commitment and (b) with respect to any Swingline Lender, its Swingline Commitment. Within each Facility, all Commitments and loans shall be held ratably; provided, that any lender may elect to have any portion of its Commitments or Loans attributable to any Foreign Borrower held thru an Affiliate.”

““Facility” shall mean the respective facility and commitments utilized in making Loans and credit extensions hereunder, it being understood that as of the Second Amendment Effective Date there are four Facilities: (1) the Revolving Facility, (2) the Euro Revolving Facility, (3) the Term Facility, and (4) the Delayed Draw Facility.”

““Fees” shall mean the Commitment Fees, the L/C Participation Fees, the Issuing Bank Fees, the Administrative Agent Fees and the Euro Administrative Agent Fees.”

““Foreign Borrower” shall mean, collectively, the French Borrower, the Spanish Borrower and each Additional Foreign Borrower.”

““Loans” shall mean the Revolving Facility Loans, the Euro Revolving Facility Loans, the Swingline Loans, the Term Facility Loans and the Delayed Draw Term Loans.”

““Required Lenders” shall mean, at any time, Lenders having (a) Loans (other than Swingline Loans) outstanding (calculated in respect of Loans denominated in a Foreign Currency on the Equivalent thereof in Dollars at such time), (b) Revolving L/C Exposures, (c) Swingline Exposures, and (d) Revolving Facility Available Unused Commitments, Euro Revolving Facility Available Unused Commitments (calculated on the Equivalent thereof in Dollars at such time) and Delayed Draw Commitments, that taken together, represent more than 50% of the sum of (w) all Loans (other than Swingline Loans) outstanding (calculated in respect of Loans denominated in a Foreign Currency on the Equivalent thereof in Dollars at such time), (x) Revolving L/C Exposures, (y) Swingline Exposures, and (z) the total Revolving Facility Available Unused Commitments, Euro Revolving Facility Available Unused Commitments (calculated on the Equivalent thereof in Dollars at such time) and Delayed Draw Commitments at such time. The Loans, Revolving L/C Exposures, Swingline Exposures and Revolving Facility Available Unused Commitment, Euro Revolving Facility Available Unused Commitments and Delayed Draw Commitment of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.”

(b) Section 1.01 of the Credit Agreement shall be and it hereby is amended by adding the following definitions in the appropriate alphabetical order:

““Euro Administrative Agent Fees” shall have the meaning assigned to such term in Section 2.13(e).”

““Euro Revolving Facility” shall mean the Euro Revolving Facility Commitments and the extensions of credit made hereunder by the Euro Revolving Facility Lenders.”

““Euro Revolving Facility Availability Period” shall mean the period from the Second Amendment Effective Date to but excluding the earlier of the Maturity Date and in the case of each of the Euro Revolving Facility Loans and Euro Revolving Facility Borrowings, the date of termination of the Euro Revolving Facility Commitments.”

““Euro Revolving Facility Available Unused Commitment” shall mean, with respect to a Euro Revolving Facility Lender, at any time of determination, an amount equal to the amount by which (a) the Euro Revolving Facility Commitment of such Euro Revolving Facility Lender at such time exceeds (b) the Euro Revolving Facility Credit Exposure of such Euro Revolving Facility Lender at such time.”

““Euro Revolving Facility Borrowing” shall mean a Borrowing comprised of Euro Revolving Facility Loans.”

““Euro Revolving Facility Commitment” shall mean, with respect to each Euro Revolving Facility Lender, the commitment of such Euro Revolving Facility Lender to make Euro Revolving Facility Loans pursuant to Section 2.01(d) or a New Lender Supplement, expressed as a Euro amount representing the maximum aggregate permitted amount of such Euro Revolving Facility Lender’s Euro Revolving Facility Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender under Section 9.04. The initial Euro amount of each Euro Revolving Facility Lender’s Euro Revolving Facility Commitment is set forth on Schedule 2.01 (as amended by any New Lender Supplement), or in the Assignment and Acceptance pursuant to which such Euro Revolving Facility Lender shall have assumed its Euro Revolving Facility Commitment, as applicable. The aggregate amount of the Euro Revolving Facility Commitments on the Second Amendment Effective Date is €50.0 million.”

““Euro Revolving Facility Credit Exposure” shall mean, at any time, the sum of the aggregate principal amount of the Euro Revolving Facility Loans outstanding at such time. The Euro Revolving Facility Credit Exposure of any Euro Revolving Facility Lender at any time shall be the sum of the aggregate principal amount of such Euro Revolving Facility Lender’s Euro Revolving Facility Loans outstanding at such time.”

““Euro Revolving Facility Lender” shall mean a Lender with a Euro Revolving Facility Commitment or with outstanding Euro Revolving Facility Loans.”

““Euro Revolving Facility Loan” shall mean a Loan made by a Euro Revolving Facility Lender pursuant to Section 2.01(d). Each Euro Revolving Facility Loan shall be a Eurocurrency Loan.”

““Second Amendment” shall mean that certain Second Amendment to Credit Agreement, dated as of June 21, 2012, among the Domestic Borrower, the French Borrower, the Administrative Agent and the Lenders party thereto.”

““Second Amendment Effective Date” shall mean the first Business Day on which all of the conditions precedent set forth in Section 3 of the Second Amendment shall have been satisfied.”

““Second Amendment Fee Letter” shall mean that certain Fee Letter dated May 23, 2012 by and among the Domestic Borrower, the Administrative Agent and the Lead Arranger.”

““Spanish Borrower” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.”

(c) Section 1.01 of the Credit Agreement shall be and it hereby is amended by adding the following paragraph to the end of the defined term “Collateral and Guarantee Requirement”:

“Notwithstanding the foregoing, the Collateral and Guarantee Requirements do not apply to the Spanish Borrower or any of its Subsidiaries or any direct or indirect parent company of the Spanish Borrower organized under the laws of Spain.”

(d) Section 1.01 of the Credit Agreement shall be and it hereby is amended by deleting the reference to “Section 2.07” in the defined term “Revolving Facility Commitment” and replacing it with “Section 2.08” therein.

2.5 Amendments to Section 2.01.

(a) Section 2.01(a) of the Credit Agreement shall be and it hereby is amended by deleting it in its entirety and replacing it as follows:

“(a) each Revolving Facility Lender agrees to make Revolving Facility Loans denominated in Dollars or in a Foreign Currency to any Borrower (other than the Spanish Borrower), in each case from time to time during the Revolving Facility Availability Period in an aggregate principal amount that will not result in (i) such Lender’s Revolving Facility Credit Exposure exceeding such Lender’s Revolving Facility Commitment, (ii) the Revolving Facility Credit Exposure exceeding the total Revolving Facility Commitments, (iii) the Revolving Credit Exposure denominated in Euros exceeding the Equivalent in Dollars determined on the date of delivery of the applicable Borrowing Request of $350.0 million, (iv) the Revolving Credit Exposure denominated in Sterling exceeding the Equivalent in Dollars determined on the date of delivery of the applicable Borrowing Request of $75.0 million, or (v) the Revolving L/C Exposure exceeding $250.0 million on the Closing Date. Within the foregoing limits and subject to the terms and conditions set forth herein, each Borrower (other than the Spanish Borrower) may borrow, prepay and reborrow Revolving Facility Loans.”

(b) Section 2.01 of the Credit Agreement shall be and it hereby is amended by adding the following new subsection (d) at the end thereof:

“(d) each Euro Revolving Facility Lender agrees to make Euro Revolving Facility Loans denominated in Euros to the Spanish Borrower, from time to time during the Euro Revolving Facility Availability Period in an aggregate principal amount that will not result in (i) such Lender’s Euro Revolving Facility Credit Exposure exceeding such Lender’s Euro Revolving Facility Commitment or (ii) the Euro Revolving Facility Credit Exposure exceeding the total Euro Revolving Facility Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Spanish Borrower may borrow, prepay and reborrow Euro Revolving Facility Loans.”

2.6 Amendments to Section 2.02. Section 2.02(c) of the Credit Agreement shall be and it hereby is amended by amending and restating the first and second sentences of such section to read as follows:

“At the commencement of each Interest Period for any Eurocurrency Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum; provided that a Eurocurrency Revolving Facility Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Revolving Facility Commitments or the Euro Revolving Facility Commitments, as applicable, or that is required to finance the reimbursement of an L/C Disbursement as contemplated by Section 2.05(e). At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum; provided that an ABR Revolving Facility Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Revolving Facility Commitments, or that is required to finance the reimbursement of an L/C Disbursement as contemplated by Section 2.05(e).”

2.7 Amendment to Section 2.03. Section 2.03 of the Credit Agreement shall be and it hereby is amended by deleting it in its entirety and replacing it as follows:

“In order to request a Borrowing, the relevant Borrower shall notify the Administrative Agent (and, in the case of a Revolving Facility Borrowing or a Euro Revolving Facility Borrowing, in either case, consisting of Loans denominated in a Foreign Currency, simultaneously to the European Administrative Agent) of such request in a written Borrowing Request signed by the Borrower making such request (a) in the case of a Eurocurrency Borrowing, not later than 11:00 a.m., Local Time, four (4) Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 12:00 noon, Local Time, one (1) Business Day before the date of the proposed Borrowing; provided that any such notice of an ABR Revolving Facility Borrowing to finance the reimbursement of an L/C Disbursement as contemplated by Section 2.05(e) may be given not later than 10:00 a.m., Local Time, on the date of the proposed Borrowing. Each such Borrowing Request shall specify the following information in compliance with Section 2.02:

(i) whether the requested Borrowing is to be a Revolving Facility Borrowing, a Euro Revolving Facility Borrowing, a Term Facility Borrowing or a Delayed Draw Borrowing;

(ii) the aggregate amount of the requested Borrowing (expressed in Dollars);

(iii) the date of such Borrowing, which shall be a Business Day;

(iv) in the case of a Borrowing denominated in Dollars, whether such Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing;

(v) in the case of a Eurocurrency Borrowing, the currency and the initial Interest Period to be applicable thereto; and

(vi) the location and number of the Borrower’s account to which funds are to be disbursed.

If no election as to the Type of Revolving Facility Borrowing is specified, then the requested Revolving Facility Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Term Facility Borrowing, Delayed Draw Borrowing, or Eurocurrency Borrowing, then the Borrower requesting such Eurocurrency Borrowing shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.”

2.8 Amendments to Section 2.08.

(a) Section 2.08(a) of the Credit Agreement shall be and it hereby is amended by deleting it in its entirety and replacing it as follows:

“(a) Unless previously terminated, the Revolving Facility Commitments and the Euro Revolving Facility Commitments shall terminate on the Maturity Date.”

(b) Section 2.08(d) of the Credit Agreement shall be and it hereby is amended by deleting it in its entirety and replacing it as follows:

“(d) Each Borrower may at any time terminate, or from time to time reduce, the Commitments under any Facility; provided that (i) each reduction of the Commitments under any Facility shall be in an amount that is an integral multiple of $1.0 million and not less than $5.0 million (or, if less, the remaining amount of the Commitments), (ii) no Borrower shall terminate or reduce the Revolving Facility Commitments if, after giving effect to any concurrent prepayment of the Revolving Facility Loans in accordance with Section 2.12, the Revolving Facility Credit Exposure would exceed the total Revolving Facility Commitments and (iii) no Borrower shall terminate or reduce the Euro Revolving Facility Commitments if the Euro Revolving Facility Credit Exposure would exceed the total Euro Revolving Facility Commitments.”

(c) Section 2.08(e) of the Credit Agreement shall be and it hereby is amended by amending and restating the third sentence of such section to read as follows:

“Each notice delivered by any Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Facility Commitments or Euro Revolving Facility Commitments delivered by such Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by such Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.”

2.9 Amendment to Section 2.09(a). Section 2.09(a) of the Credit Agreement shall be and it hereby is amended by amending and restating the first and second sentences of such section to read as follows:

“Each Borrower shall have the right to increase the Commitments (other than the Euro Revolving Facility Commitments) from time to time pursuant to this Section 2.09 (subject to the restrictions of Section 2.09(d)) as long as no Default or Event of Default has occurred and is continuing. In the event that any Borrower wishes to increase the aggregate Commitments (other than the Euro Revolving Facility Commitments) under any Facility (other than the Euro Revolving Facility) at any time, it shall notify the Administrative Agent in writing of the Facility or Facilities to be increased and the amount (the “Offered Increase Amount”) of such proposed increase (such notice, a “Commitment Increase Notice”); provided, that the aggregate amount of any such increase in Commitments shall be at least $25.0 million.”

2.10 Amendment to Section 2.10(a). Section 2.10(a) of the Credit Agreement shall be and it hereby is amended by deleting it in its entirety and replacing it as follows:

“(a) Each Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Revolving Facility Lender the then unpaid principal amount of each Revolving Facility Loan to such Borrower on the Maturity Date, (ii) to the European Administrative Agent for the account of each Euro Revolving Facility Lender the then unpaid principal amount of each Euro Revolving Facility Loan to such Borrower on the Maturity Date and (iii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan made to such Borrower on the earlier of the Maturity Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least seven (7) Business Days after such Swingline Loan is made; provided that on each date that a Revolving Facility Borrowing (other than a Borrowing that is required to finance the reimbursement of an L/C Disbursement as contemplated by Section 2.05(e)) is made by the Domestic Borrower, the Domestic Borrower shall repay all Swingline Loans then outstanding.”

2.11 Amendments to Section 2.11.

(a) Section 2.11 of the Credit Agreement shall be and it hereby is amended by deleting the title of the section in its entirety and replacing it with “Repayment of Revolving Facility Loans, Euro Revolving Facility Loans, Term Facility Loans and Delayed Draw Term Loans”.

(b) Section 2.11 of the Credit Agreement shall be and it hereby is amended by amending and restating the second sentence of such section to read as follows:

“Each repayment of a Borrowing under a Facility shall be applied to the Loans under such Facility included in the repaid Borrowing such that each Lender under such Facility receives its ratable share of such repayment (based upon the respective Revolving Facility Credit Exposures of the Revolving Facility Lenders at the time of such repayment or upon the respective Euro Revolving Facility Credit Exposures of the Euro Revolving Facility Lenders at the time of such repayment, as applicable).”

2.12 Amendments to 2.13. Section 2.13 of the Credit Agreement shall be and it hereby is amended renumbering subsection (d) thereof to be subsection (f) thereof, and by adding the following new subsections (d) and (e):

“(d) The Domestic Borrower agrees to pay to each Lender, through the European Administrative Agent, 10 Business Days after the last day of March, June, September and December in each year, and three Business Days after the date on which the Euro Revolving Facility Commitments of all the Lenders shall be terminated as provided herein, a commitment fee (a “Euro Commitment Fee”) on the daily amount of the Euro Revolving Facility Available Unused Commitment of such Lender during the preceding quarter (or other period commencing with the Closing Date and ending with the date on which the last of the Commitments of such Lender shall be terminated) at the rate per annum set forth under the caption “Euro Commitment Fee” below based upon the Leverage Ratio as of the most recent determination date.”

Leverage Ratio	Euro Commitment Fee
Category 1 Equal to or greater than 3.00 to 1.00	50.0
Category 2 Less than 3.00 to 1.00 but equal to or greater than 2.25 to 1.00	50.0
Category 3 Less than 2.25 to 1.00 equal to or greater than 1.50 to 1.00	37.5
Category 4 Less than 1.50 to 1.00	37.5

“(e) The Domestic Borrower agrees to pay to the Administrative Agent, for the account of the European Administrative Agent, the fees set forth in the Second Amendment Fee Letter, as amended, restated, supplemented or otherwise modified from time to time, at the times specified therein (the “Euro Administrative Agent Fees”).”

2.13 Amendment to 2.14(d). Section 2.14(d) of the Credit Agreement shall be and it hereby is amended by deleting it in its entirety and replacing it as follows:

“(d) Accrued interest on each Loan shall be payable by the applicable Borrower in arrears on each Interest Payment Date for such Loan and upon termination of the Revolving Facility Commitments, Euro Revolving Facility Commitments and the Delayed Draw Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Facility Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurocurrency Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.”

2.14 Amendment to Section 3.11. Section 3.11 of the Credit Agreement shall be and it hereby is amended by amending and restating the first sentence of such section to read as follows:

“The Borrowers will use the proceeds of the Revolving Facility Loans, Euro Revolving Facility Loans and Swingline Loans, and may request the issuance of Letters of Credit, solely for general corporate purposes of the Borrowers and their Subsidiaries in the ordinary course of business.”

2.15 Amendment to Section 5.10(b). Section 5.10(b) of the Credit Agreement shall be and it hereby is amended by amending and restating the second sentence of such section to read as follows:

“In the case of any Foreign Borrower (other than the Spanish Borrower), grant and cause each of its respective Foreign Subsidiary Loan Parties to grant to the Collateral Agent security interests and Mortgages in such Material Real Property of such Foreign Borrower or such Foreign Subsidiary Loan Party as are acquired after the Closing Date to the extent and in the manner set forth in clause (j) of the definition of Collateral and Guarantee Requirement with respect to such Material Real Properties within ninety (90) days after the date such Material Real Property is acquired.”

2.16 Amendment to Section 6.04(a)(vi). Section 6.04(a)(vi) of the Credit Agreement shall be and it hereby is amended by deleting it in its entirety and replacing it as follows:

“(vi) Domestic Loan Parties, the French Borrower, the Spanish Borrower or their respective Subsidiaries in Dresser-Rand International, B.V. not to exceed $40 million (plus any return of capital actually received by the respective investors in respect of investments previously made by them pursuant to this paragraph (a)(vi)); provided, however that any return of capital received by Domestic Loan Parties directly or indirectly from the Spanish Borrower after the Second Amendment Effective Date shall increase the dollar limitation in the foregoing clause (a)(ii);”

2.17 Amendments to Section 6.05(a). Section 6.05(a) of the Credit Agreement shall be and it hereby is amended by deleting the “or” following clause (iii) thereof and replacing it with “;” and adding the following new clause (v):

“(v) the Spanish Borrower may merge or consolidate into, or transfer all of its assets to, a direct or indirect parent company of the Spanish Borrower incorporated under the laws of Spain, provided that such entity assumes all of the obligations of the Spanish Borrower under the Loan Documents pursuant to documentation reasonably satisfactory to the European Administrative Agent, and upon such assumption, such entity shall be the “Spanish Borrower” for all purposes under the Loan Documents.”

2.18 Amendments to Section 7.01. Section 7.01 of the Credit Agreement shall be and it hereby is amended by renumbering subsection (m) thereof to be subsection (n) thereof, and by adding the following new subsection (m):

“(m) any Borrower or any Subsidiary incorporated in Spain (i) stops or suspends or announces an intention to stop or suspend payment of its debts or shall admit its inability to pay its debts as they fall due or shall for the purpose of any applicable law be or be deemed to be unable to pay its debts or shall otherwise be or be deemed to be insolvent for the purpose of Act 22/2003 on Insolvency (as amended or replaced from time to time) (for the purposes of this paragraph, the “Insolvency Law”), (ii) files for insolvency proceeding (whenever voluntary or mandatory), (iii) files in court for the petition regulated according to article 5.bis of the Insolvency Law asserting that negotiations are being pursued with creditors in order to achieve a refinancing agreement or a to obtain the necessary creditor support to file a pre-pack or advance composition proposal within the court and (iv) is the subject, in any jurisdiction other than Spain, of any procedure or step analogous to those set out as items (ii), (iii) and (iii) above.”

2.19 Amendment to Section 8.01(a)(ii). Section 8.01(a)(ii) of the Credit Agreement shall be and it hereby is amended by replacing the reference to “DnB NOR Bank ASA” with “DNB Bank ASA, Grand Cayman Branch”.

2.20 Amendments to Section 9.01(a). Section 9.01(a) of the Credit Agreement shall be and it hereby is amended by renumbering subsections (iii), (iv) and (v) thereof to be subsections (iv), (v) and (vi) thereof, respectively, and by adding the following new subsection (iii):

“(iii) if to the Spanish Borrower, to it at Grupo Guascor, S.L. c/o Dresser-Rand Group Inc., 1200 W. Sam Houston Parkway N., Houston, TX 77043, Attention: Robert Seton Schur (telecopy: 713.935.3880) (e-mail: rschur@dresser-rand.com);”

2.21 Amendments to Section 9.04.

(a) Section 9.04(b)(i)(C) of the Credit Agreement shall be and it hereby is amended by deleting it in its entirety and replacing it as follows:

“(C) any such assignment shall be made ratably among the Revolving Facility, the Euro Revolving Facility, the Term Loan Facility and the Delayed Draw Facility.”

(b) Section 9.04 of the Credit Agreement shall be and it hereby is amended by adding the following new subsection (g):

“(g) For the purposes of Article 1528 of the Spanish Civil Code, each party to this Agreement agrees that upon any assignment in accordance with this Section 9.04, any and all ancillary rights of a Lender, such as guarantees, security interests and privileges created under this Agreement and other Loan Documents shall be preserved for the benefit of the new lender. Nevertheless, each new lender shall be entitled to pursue all actions necessary to maintain the effectiveness of all ancillary rights.”

2.22 Amendment to Section 9.10. Section 9.10 of the Credit Agreement shall be and it hereby is amended by amending and restating the third sentence of such section to read as follows:

“Notwithstanding the foregoing, the Fee Letter and the Second Amendment Fee Letter shall survive the execution and delivery of this Agreement and remain in full force and effect.”

2.23 Amendments to Section 9.24.

(a) Section 9.24 of the Credit Agreement shall be and it hereby is amended by deleting the title of the Section in its entirety and replacing it with “Matters Pertaining to Foreign Borrowers and Any Additional Foreign Borrower Organized Under the Laws of France or Spain”.

(b) Section 9.24 of the Credit Agreement shall be and it hereby is amended by adding the following new subsections (c), (d), (e), (f) and (g):

“(c) The Spanish Borrower shall not be a party to, or guarantee obligations that include or extend to amounts utilized to fund, the acquisition of the shares in the Spanish Borrower and/or the acquisition of the shares of its controlling corporation or any company of the group of the Spanish Borrower which would cause an infringement of the financial assistance prohibition provided in article 143.2 of the Spanish Royal Legislative Decree 1/2010, of 2 July, approving the Companies Act (as it may be amended or replaced from time to time). Given that the Spanish Borrower is incorporated as a limited liability company (“Sociedad de Responsabilidad Limitada”), the Spanish Borrower shall not provide funds or guarantee any obligations which could reasonably be expected to result in a breach of article 402 of the Spanish Companies Act, meaning that the Spanish Borrower cannot issue, or guarantee the issuance of, notes or other securities or grant security interest securing any such issuance, and the Spanish Borrower is prohibited from borrowing, guaranteeing, or securing any amounts under the Delayed Draw Facility. Any Additional Foreign Borrower organized under the laws of Spain as a corporation (“Sociedad Anónima”) shall not be a party to, and shall not guarantee obligations that include or extend to amounts utilized to fund, the acquisition of the shares in the Spanish Borrower and/or the acquisition of the shares of its controlling corporation by a third party which would cause an infringement of the financial assistance prohibition provided in article 150.1 of the Companies Act (as it may be amended or replaced from time to time).

(d) Upon request of the Administrative Agent, the Spanish Borrower and any Additional Foreign Borrower organized under the laws of Spain (if any) shall grant this Agreement by means of a Spanish notarial document (“escritura pública” or “póliza intervenida” or “acta notarial”) and/or any other document of this transaction which carries any Obligation for the Spanish Borrower or to any Additional Foreign Borrower organized under the laws of Spain (if any). The Spanish Borrower and any Additional Foreign Borrower organized under the laws of Spain also undertake to grant any supplemental public or private document required by the Administrative Agent for the purposes of or in relation to such notarial document.

(e) The Spanish Borrower and any Additional Foreign Borrower organized under the laws of Spain (if any) undertake that the notarial document(s) shall:

(i) expressly state that any Lender is entitled to claim (subject to the terms of this Agreement) amounts outstanding under the Loan Documents following any non-payment of principal or interest under this Agreement. This does not prejudice the exercise of any other right and remedy of the Administrative Agent or any Lender; and

(ii) state any conditions that the Administrative Agent considers necessary or convenient in respect of the enforceability of the Loan Documents referred to above, including those referred to in article 517 et seq and 571 et seq or any other provision of the Spanish Civil Procedure Act (as it may be amended or replaced from time to time).

(f) For the purpose of Art. 571 et seq. of the Civil Procedural Act, the Loan Parties hereby agree that:

(i) the amount liquid, due and payable under the Loan Documents by the Spanish Borrower or any Additional Foreign Borrower organized under the laws of Spain (if any) that may be claimed in any executive proceedings (“procedimiento ejecutivo”) will be contained in a certificate setting out the relevant calculations and determinations supplied by the Administrative Agent or a Lender and will be based on the accounts maintained by the Administrative Agent or the Lender in connection with this Agreement as stated in clauses 2.10.(d), 2.10.(e) and 2.10.(f), reflecting the Indebtedness of the Spanish Borrower and/or any Additional Foreign Borrower organized under the laws of Spain (if any);

(ii) the Administrative Agent and/or each Lender may (at the cost of the Spanish Borrower or any Additional Foreign Borrower organized under the laws of Spain) have the certificate notarised evidencing that the calculations and determinations have been effected; and

(iii) the Administrative Agent and/or the Lenders may claim the total amount of the principal and interest due if there is a default in the repayment of any installment of principal or interest, subject to the terms of this Agreement.

(g) The Administrative Agent and/or the Lenders may start executive proceedings (“procedimiento ejecutivo”) in Spain by presenting to the relevant court the documents specified in Article 573 of the Spanish Civil Procedural Act, namely:

(i) an original notarial copy of this Agreement;

(ii) a notarial document (acta notarial) incorporating the certificate of the Administrative Agent and/or the Lenders referred to in sub-clause 9.24.(f) (i) for purposes of Article 572 of the Spanish Civil Procedure Act. Such notarial document shall attest to and certify that the calculations and determinations shown in the aforementioned certificate have been effected in accordance with the terms agreed under the Agreement; and

(iii) evidence that the Spanish Borrower or any Additional Foreign Borrower organized under the laws of Spain (if any) has been notified of the details of the claim resulting from the certificate at least 10 days before the start of the executive proceedings.”

2.24 Amendment to Exhibit A. Exhibit A to the Credit Agreement shall be and it hereby is amended by deleting it in its entirety and replacing it with Exhibit A attached hereto.

2.25 Amendment to Schedule 2.01. Schedule 2.01 to the Credit Agreement shall be and it hereby is amended by deleting it in its entirety and replacing it with Schedule 2.01 attached hereto.

Section 3. Conditions Precedent. This Second Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.08 of the Credit Agreement) (the “Second Amendment Effective Date”):

3.1 The Administrative Agent shall have received from the Required Lenders, the Administrative Agent and the Borrowers, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Persons.

3.2 No Default or Event of Default shall have occurred and be continuing, after giving effect to the terms of this Second Amendment.

3.3 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

3.4 Each guarantor shall have executed and delivered the Reaffirmation and Ratification attached to this Second Amendment.

3.5 The Administrative Agent shall have received from the Spanish Borrower a counterpart of the Credit Agreement Supplement signed on behalf of the Spanish Borrower.

3.6 The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Lenders and each Issuing Bank, favorable written opinions of Gibson, Dunn & Crutcher LLP, counsel for the Loan Parties, in form and substance satisfactory to the Administrative Agent (and each Loan Party hereby instructs its counsel to deliver such opinion) (A) dated the Second Amendment Effective Date, (B) addressed to each Issuing Bank on the Second Amendment Effective Date, the Administrative Agent, the Collateral Agent and the Lenders and (C) in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to the Loan Documents as the Administrative Agent shall reasonably request.

3.7 The Administrative Agent shall have received (a) a copy of the constitutional documents and by-laws, including all amendments thereto, or other relevant constitutional documents under applicable law of the Spanish Borrower issued and/or certified as of a recent date by the corresponding commercial registry and/or secretary and (b) a literal certificate as to the good standing (certificación literal de no de disolución, liquidación o concurso) of the Spanish Borrower as of a recent date from the corresponding commercial registry.

3.8 The Administrative Agent shall have received a certificate of the Secretary or Vice Secretary or similar officer of the Spanish Borrower dated the Second Amendment Effective Date and certifying:

(a) that attached thereto is a true and complete copy of the by-laws and constitutional documents of the Spanish Borrower as in effect on the Second Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (b) below,

(b) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of the Spanish Borrower authorizing the execution, delivery and performance of the Loan Documents to which the Spanish Borrower is a party and the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Second Amendment Effective Date,

(c) that the by-laws of the Spanish Borrower has not been amended since the date of the last amendment thereto disclosed pursuant to Section 3.7 of this Second Amendment,

(d) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of the Spanish Borrower, and

(e) as to the absence of any pending proceeding for the dissolution or liquidation of the Spanish Borrower or, to the knowledge of the Spanish Borrower, threatening the existence of the Spanish Borrower;

3.9 The Administrative Agent shall have received a certificate of another officer or as to the incumbency and specimen signature of the Secretary or Vice Secretary or director or similar officer executing the certificate provided pursuant to Section 3.8 of this Second Amendment;

3.10 The Administrative Agent shall have received from the Spanish Borrower the finance transaction number (“numero de operación financiera”) applicable to the Euro Revolving Facility and a copy of the PE-1 form duly processed before the Bank of Spain; and

3.11 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request (including without limitation, tax identification numbers and addresses).

Section 4. Miscellaneous.

4.1 Commitments. On the Second Amendment Effective Date, (i) J.P. Morgan Securities Limited, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Sucursal en España and Banco Bilbao Vizcaya Argentaria, S.A., are each hereby added as a “Lender” for all purposes under the Credit Agreement (as amended by this Second Amendment) with a Commitment as specified in the attached Schedule 2.01 and (ii) the Commitment of each Lender (including the new Lenders specified in the preceding clause (i)) shall, without any further action (including, without the execution of any joinder agreement or any Assignment and Acceptance or the payment of any processing and recordation fee to the Administrative Agent), be the Commitment specified for such Lender on the attached Schedule 2.01.

4.2 Post-Closing Condition. No later than fifteen (15) Business Days following the Second Amendment Effective Date (or such later date agreed to by the Administrative Agent in its sole discretion), the Administrative Agent shall have received a certified English translation of the organizational documents of the Spanish Borrower. Any Borrower’s failure to comply with this Section 4.2 will constitute an Event of Default under the Credit Agreement.

4.3 Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.

4.4 Ratification and Affirmation; Representations and Warranties. The Borrowers hereby: (a) acknowledge the terms of this Second Amendment; (b) ratify and affirm their obligations under, and acknowledge, renew and extend their continued liability under, each Loan Document to which they are a party and agree that each Loan Document to which they are a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agree that from and after the Second Amendment Effective Date each reference to the Credit Agreement in the Guarantee and Collateral Agreement, the Mortgages and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Second Amendment; and (d) represent and warrant to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment: (i) all of the representations and warranties made by the Borrowers contained in each Loan Document to which they are a party are true and correct in all material respects, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date and (ii) no Default or Event of Default has occurred and is continuing.

4.5 Loan Document. This Second Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.6 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.7 NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

4.8 GOVERNING LAW. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

DRESSER RAND GROUP INC., as the Domestic Borrower

By:	/s/ Robert J. Saltarelli
Name:	Robert J. Saltarelli
Title:	Vice President and Treasurer

D-R HOLDINGS (France) S.A.S.,
as the French Borrower

By:	/s/ Nicolettta Giadrossi
Name:	Nicolettta Giadrossi
Title:	President

Second Amendment

Signature Page

JPMorgan Chase Bank, N.A., as Administrative Agent and as a Lender

By:	/s/ Preeti Bhatnagar
Name:	Preeti Bhatnagar
Title:	Authorized Officer

Second Amendment

Signature Page

J.P. Morgan Europe Limited, as European Administrative Agent and as a Lender

By:	/s/ Altan Kayaalp
Name:	Altan Kayaalp
Title:	Executive Director

Second Amendment

Signature Page

J.P. Morgan Securities Limited, as a Lender

By:	/s/ Altan Kayaalp
Name:	Altan Kayaalp
Title:	Executive Director

Second Amendment

Signature Page

Bank of America, N.A., as Co-Syndication Agent and as a Lender

By:	/s/ Julie Castano
Name:	Julie Castano
Title:	Vice President

Second Amendment

Signature Page

Commerzbank AG, New York and Grand Cayman Branch, as Co-Syndication Agent and as a Lender

By:	/s/ Matthew Havens
Name:	Matthew Havens
Title:	Vice President

By:	/s/ Diane Pockaj
Name:	Diane Pockaj
Title:	Managing Director

Second Amendment

Signature Page

DNB Bank ASA, Grand Cayman Branch,
as Co-Syndication Agent and as a Lender

By:	/s/ Nikolai A. Nachamkin
Name:	Nikolai A. Nachamkin
Title:	Senior Vice President

By:	/s/ Evan Uhlick
Name:	Evan Uhlick
Title:	Vice President

Second Amendment

Signature Page

Sovereign Bank, as Co-Syndication Agent and as a Lender

By:	/s/ Cameron Gateman
Name:	Cameron Gateman
Title:	SVP – Corporate Banking

Second Amendment

Signature Page

Wells Fargo Bank, N.A., as Co-Syndication Agent and as a Lender

By:	/s/ J.C. Hernandez
Name:	J.C. Hernandez
Title:	Sr. Relationship Manager—Director

Second Amendment

Signature Page

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
as a Lender

By:	/s/ Andrew Oram
Name:	Andrew Oram
Title:	Managing Director

Second Amendment

Signature Page

The Bank of Tokyo-Mitsubishi UFJ Ltd. (Madrid Branch), as a Lender

By:	/s/ Andrew Oram
Name:	Andrew Oram
Title:	Managing Director

Second Amendment

Signature Page

Compass Bank, as a Lender

By:	/s/ A. Alex Morton
Name:	A. Alex Morton
Title:	Senior Vice President

Second Amendment

Signature Page

Banco Bilbao Vizcaya Argentaria, S.A., as a Lender

By:	/s/ Bosco Eguilor
Name:	Bosco Eguilor
Title:	Vice President

By:	/s/ Pablo Arsugar
Name:	Pablo Arsugar
Title:	Vice President

Second Amendment

Signature Page

Citibank, N.A., as a Lender

By:	/s/ Christopher M. Hartzell
Name:	Christopher M. Hartzell
Title:	Vice President

Second Amendment

Signature Page

HSBC Bank USA, N.A., as a Lender

By:	/s/ Bruce Robinson
Name:	Bruce Robinson
Title:	Vice President

By:	/s/ Koby West
Name:	Koby West
Title:	Assistant Vice President

Second Amendment

Signature Page

Sumimoto Mitsui Banking Corporation, as a Lender

By:	/s/ Shuji Yabe
Name:	Shuji Yabe
Title:	Managing Director

Second Amendment

Signature Page

Barclays Bank PLC, as a Lender

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Authorized Signatory

Second Amendment

Signature Page

U.S. Bank National Bank, as a Lender

By:	/s/ John Prigge
Name:	John Prigge
Title:	Vice President

Second Amendment

Signature Page

Branch Banking and Trust Co., as a Lender

By:	/s/ De Von J. Lang
Name:	De Von J. Lang
Title:	Vice President

Second Amendment

Signature Page

Comerica Bank, as a Lender

By:	/s/ L. J. Perenyi
Name:	L. J. Perenyi
Title:	Vice President

Second Amendment

Signature Page

Morgan Stanley Bank, N.A., as a Lender

By:	/s/ Dmitriy Barskiy
Name:	Dmitry Barskiy
Title:	Authorized Signatory

Second Amendment

Signature Page

Morgan Stanley Bank International Limited, as a Lender

By:	/s/ Nauman Ansari
Name:	Nauman Ansari
Title:	Vice President

Second Amendment

Signature Page

The Northern Trust Company, as a Lender

By:	/s/ Keith L. Burson
Name:	Keith L. Burson
Title:	Vice President

Second Amendment

Signature Page

Annex A

CREDIT AGREEMENT

Dated as of March 15, 2011

Among

DRESSER RAND GROUP INC.,

as Domestic Borrower,

D-R HOLDINGS (France) S.A.S.,

as French Borrower,

GRUPO GUASCOR, S.L.,

as Spanish Borrower,

THE LENDERS PARTY HERETO,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

J.P. MORGAN EUROPE LIMITED,

as European Administrative Agent

and

BANK OF AMERICA, N.A.,

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCH,

DNB BANK ASA, GRAND CAYMAN BRANCH,

SOVEREIGN BANK

and

WELLS FARGO BANK, N.A.,

as Co-Syndication Agents

J.P. MORGAN SECURITIES LLC,

as Sole Lead Arranger and Sole Book Manager

Schedule 2.01

Commitments

Revolving Facility Commitments

Name of Lender	Applicable Percentage	Maximum Credit Amount
JPMorgan Chase Bank, N.A.	9.54%	$66,750,000.00
DNB Bank ASA, Grand Cayman Branch	9.04%	$63,250,000.00
Wells Fargo Bank, N.A.	8.71%	$61,000,000.00
Bank of America, N.A.	8.50%	$59,500,000.00
Commerzbank AG, New York and Grand Cayman Branch	8.50%	$59,500,000.00
Sovereign Bank	7.50%	$52,500,000.00
Citicorp North America, Inc.	6.50%	$45,500,000.00
HSBC Bank USA, N.A.	6.50%	$45,500,000.00
Sumitomo Mitsui Banking Corporation	6.50%	$45,500,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	6.50%	$45,500,000.00
Compass Bank	5.57%	$39,000,000.00
U.S. Bank National Bank	4.29%	$30,000,000.00
Barclays Bank PLC	4.14%	$29,000,000.00
Branch Banking and Trust Co.	2.43%	$17,000,000.00
Comerica Bank	2.07%	$14,500,000.00
Morgan Stanley Bank International Limited	2.00%	$14,000,000.00
The Northern Trust Company	1.71%	$12,000,000.00

TOTAL	100.00%	$700,000,000.00

Term Facility Commitments

Name of Lender	Applicable Percentage	Maximum Credit Amount
JPMorgan Chase Bank, N.A.	9.00%	$14,400,000.00
Bank of America, N.A.	8.50%	$13,600,000.00
Commerzbank AG, New York and Grand Cayman Branch	8.50%	$13,600,000.00
DNB Bank ASA, Grand Cayman Branch	8.50%	$13,600,000.00
Sovereign Bank	8.50%	$13,600,000.00
Wells Fargo Bank, N.A.	8.50%	$13,600,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	6.50%	$10,400,000.00
Compass Bank	6.50%	$10,400,000.00
Citicorp North America, Inc.	6.50%	$10,400,000.00
HSBC Bank USA, N.A.	6.50%	$10,400,000.00
Sumitomo Mitsui Banking Corporation	6.50%	$10,400,000.00
Barclays Bank plc	4.00%	$6,400,000.00
U.S. Bank National Bank	4.00%	$6,400,000.00
Branch Banking and Trust Co.	2.00%	$3,200,000.00
Comerica Bank	2.00%	$3,200,000.00
Morgan Stanley Senior Funding, Inc.	2.00%	$3,200,000.00
The Northern Trust Company	2.00%	$3,200,000.00

TOTAL	100.00%	$160,000,000.00

Delayed Draw Commitments

Name of Lender	Applicable Percentage	Maximum Credit Amount
JPMorgan Chase Bank, N.A.	9.00%	$21,600,000.00
Bank of America, N.A.	8.50%	$20,400,000.00
Commerzbank AG, New York and Grand Cayman Branch	8.50%	$20,400,000.00
DNB Bank ASA, Grand Cayman Branch	8.50%	$20,400,000.00
Sovereign Bank	8.50%	$20,400,000.00
Wells Fargo Bank, N.A.	8.50%	$20,400,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	6.50%	$15,600,000.00
Compass Bank	6.50%	$15,600,000.00
Citicorp North America, Inc.	6.50%	$15,600,000.00
HSBC Bank USA, N.A.	6.50%	$15,600,000.00
Sumitomo Mitsui Banking Corporation	6.50%	$15,600,000.00
Barclays Bank plc	4.00%	$9,600,000.00
U.S. Bank National Bank	4.00%	$9,600,000.00
Branch Banking and Trust Co.	2.00%	$4,800,000.00
Comerica Bank	2.00%	$4,800,000.00
Morgan Stanley Senior Funding, Inc.	2.00%	$4,800,000.00
The Northern Trust Company	2.00%	$4,800,000.00

TOTAL	100.00%	$240,000,000.00

Euro Revolving Facility Commitments

Name of Lender	Applicable Percentage	Maximum Credit Amount
J.P. Morgan Securities Limited	13.90%	€6,950,000.00
DNB Bank ASA, Grand Cayman Branch	13.90%	€6,950,000.00
Wells Fargo Bank, N.A.	13.90%	€6,950,000.00
Bank of America, N.A.	13.90%	€6,950,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd., Sucursal en España	13.90%	€6,950,000.00
Banco Bilbao Vizcaya Argentaria, S.A.	8.00%	€4,000,000.00
U.S. Bank National Bank	8.00%	€4,000,000.00
Barclays Bank plc	8.00%	€4,000,000.00
HSBC Bank USA, N.A.	6.50%	€3,250,000.00

TOTAL	100.00%	€50,000,000.00

EXHIBIT A

[FORM OF]

ASSIGNMENT AND ACCEPTANCE

This Assignment and Acceptance (the “Assignment and Acceptance”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert names of Assignees] (the “Assignees”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the] [each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to [the] [each] Assignee, and [the] [each] Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any Letters of Credit and Swingline Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee[s]:
[and is an Affiliate/Approved Fund of [Identify Lender]]

3.	Domestic Borrower: Dresser-Rand Group Inc.

4.	Foreign Borrowers: D-R Holdings (France) S.A.S. and Grupo Guascor, S.L.

5.	Administrative Agent: JPMorgan Chase Bank, N.A., as Administrative Agent under the Credit Agreement

6.	Credit Agreement: The Credit Agreement dated as of March [ ], 2011, among DRESSER-RAND GROUP INC., a Delaware corporation (the “Domestic Borrower”), the Foreign Borrowers party thereto from time to time (together with the Domestic Borrower, the “Borrowers”), the LENDERS party thereto, JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders, and the other agents party thereto.

7.	Assigned Interest[1]:

Facility Assigned	Aggregate Amount of Commitment/ Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/ Loans*
[ ]			%

Effective Date:                     ,         , 201    . [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

[1]	Add additional table for each Assignee.
*	Calculate to 9 decimal places and show as a percentage of aggregate Loans of all Lenders in respect of the applicable Facility.

The terms set forth in this Assignment and Acceptance are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE [NAME OF ASSIGNEE][2]

By:
Name:
Title:

Consented[3] to and accepted:

JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

By:
Name:
Title:

[Consented[4] to:]

[Swingline Lenders]

By:
Name:
Title:

[2]	Add additional signature blocks if there is more than one Assignee.
[3]	Consents to be included to the extent required by Section 9.04(b) of the Credit Agreement.
[4]	Consents to be included to the extent required by Section 9.04(b) of the Credit Agreement.

[Consented[5] to:]

DRESSER-RAND GROUP INC.

By:
Name:
Title:

[Consented[6] to:]

[Foreign Borrower]

By:
Name:
Title:

[5]	Consents to be included to the extent required by Section 9.04(b) of the Credit Agreement.
[6]	Consents to be included to the extent required by Section 9.04(b) of the Credit Agreement.

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ACCEPTANCE

Section 1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrowers, any of the other Subsidiaries or Affiliates or any other person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrowers, any of the other Subsidiaries or Affiliates or any other person of any of their respective obligations under any Loan Document.

1.2 Assignee. [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.04 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (v) if it is a Foreign Lender, attached to this Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the] [each] Assignee, (vi) if it has a Revolving Facility Commitment, it has the capacity to make Revolving Facility Loans in Dollars and (vii) if it has a Euro Revolving Facility Commitment, it has the capacity to make Euro Revolving Facility Loans in Euros; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender and, based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

Section 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [each] Assignee for amounts which have accrued from and after the Effective Date.

Section 3. General Provisions. This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance. This Assignment and Acceptance shall be governed by, and construed in accordance with, the law of the State of New York.

2

REAFFIRMATION AND RATIFICATION: Each guarantor hereby (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party, including the Domestic Guarantee and Collateral Agreement, and agrees that each Loan Document to which it is a party, including the Domestic Guarantee and Collateral Agreement, remains in full force and effect as expressly amended hereby; and (c) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Second Amendment: (i) all of the representations and warranties made by such guarantor contained in each Loan Document to which such guarantor is a party, including the Domestic Guarantee and Collateral Agreement, are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the text thereof) as though made on and as of the Second Amendment Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) no Default or Event of Default has occurred and is continuing.

ACKNOWLEDGED AND RATIFIED:	DRESSER-RAND COMPANY

	By:	/s/ Robert J. Saltarelli
	Name:	Robert J. Saltarelli
	Title:	Vice President and Treasurer

DRESSER-RAND LLC

	By:	/s/ Robert J. Saltarelli
	Name:	Robert J. Saltarelli
	Title:	Vice President and Treasurer

D-R STEAM LLC

	By:	/s/ Mark F. Mai
	Name:	Mark F. Mai
	Title:	Vice President and Secretary

DRESSER-RAND POWER LLC

	By:	/s/ Robert J. Saltarelli
	Name:	Robert J. Saltarelli
	Title:	Vice President and Treasurer

Reaffirmation and Ratification

DRESSER-RAND GLOBAL SERVICES, INC.

By:	/s/ Robert J. Saltarelli
Name:	Robert J. Saltarelli
Title:	Vice President and Treasurer

DR ACQUISITION LLC

By: Dresser-Rand Company, its sole member

By:	/s/ Robert J. Saltarelli
Name:	Robert J. Saltarelli
Title:	Vice President and Treasurer

Reaffirmation and Ratification